SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 30, 2009
                                                   -------------



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices).


       Registrant's telephone number, including area code: (918) 583-2266
                                                           --------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CPR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CPR 240.13e-4(c))

Item 8.01.        Other Events.
                  -------------

                  The registrant executed a Fifth Amendment to Third Restated Revolving Credit Loan Agreement on July 30, 2009.


Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

         (d) A copy of the Fifth Amendment to Third Restated Revolving Credit Loan Agreement is filed herewith as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AAON, INC.



Date:  August 18, 2009             By:      /s/ John B. Johnson, Jr.
                                        -------------------------------
                                        John B. Johnson, Jr., Secretary

                                      (2)